UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2013 (June 21, 2013)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(603) 732-6948
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 21, 2013, the company satisfied and completed the obligations of the Convertible Promissory Note, dated December 11, 2012, with Asher Enterprises, Inc. in the principle amount of $20,000.00. This Convertible Note has been closed with a zero dollar ($0.00) remaining balance.

On June 24, 2013, the company satisfied and completed the obligations of the Convertible Promissory Note, dated June 6, 2011, with SE Media Partners, Inc. in the principle amount of $36,000.00. This Convertible Note has been closed with a zero dollar ($0.00) remaining balance.

On June 25, 2013, the company, through our subsidiary, Level 5 Beverage Company, Inc. (Level 5”), received our GS1 Company Prefix License from GS1 US. The license includes a license to our GS1 Company Prefix (0851012005), our U.P.C. Company Prefix (851012005) and our Global Location Number (GLN 0851012005008).

The GS1 Company Prefix licensed to Level 5 entitles the company to create any of the GS1 Identification Keys below:

●	Global Trade Item Number (GTIN)

●	Global Location Number (GLN)

●	Serial Shipping Container Code (SSCC)

●	Global Returnable Asset Identifier (GRAI)

●	Global Individual Asset Identifier (GIAI)

●	Global Service Relation Number (GSRN)

●	Global Document Type Identifier (GDTI)

●	Global Shipment Identification Number (GSIN)

●	Global Identification Number for Consignment (GINC)

●	Global Coupon Number (GCN)

Key aspects of the License Agreement are:

Acceptance: Accepting the GS1 Company Prefix and the corresponding U.P.C. Company Prefix (hereafter "the Prefixes") and associated documentation accompanying this license agreement constitutes acceptance and full agreement to the terms and provisions of this license agreement and your agreement to be bound by said provisions.

License: The Prefixes are the property of GS1 US and are to be used in accordance with the GS1 US rules and guidelines to identify trade items, locations, assets, logistics units, and service relations owned or controlled by You (“Licensee”).  You may not use or modify the Prefixes other than as provided in this License Agreement.  The Prefixes are to be used only by Licensee and only in accordance with GS1 US rules and guidelines.  The Prefixes may not be sold, leased, sublicensed, or subdivided for use by others.  Special rules apply if Licensee desires to transfer the Prefixes in the event of a company sale or merger.  Please contact GS1 US for details.

The foregoing description of the GS1 US Company Prefix License Agreement is qualified in its entirety by reference to the full text of the GS1 US Company Prefix License Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 27, 2013, we issued the attached press release that included a description of the agreement. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	GS1 US Company Prefix License Agreement				X
99.1	Press Release, dated June 27, 2013				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: 6/27/2013	By:	/s/ John Powers